UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 26, 2009

QLT Inc.
(Exact name of Registrant as Specified in its Charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-17082 (Commission File Number)	N/A (I.R.S. Employer Identification No.)
887 Great Northern Way, Suite 101, Vancouver, B.C.
Canada, V5T 4 T5
(Address of Principal Executive Offices)
(604) 707-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On January 27, 2009, QLT Inc. (“QLT”) issued a press release announcing the preliminary results of its modified “Dutch Auction” tender offer (the “Offer”) for up to US$50 million of its common shares that commenced on December 5, 2008 and expired at 5:00 p.m. (Eastern time) on January 26, 2009. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d)   Exhibits

Exhibit No.	Description

99.1	Press Release of QLT Inc., dated January 27, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.
Date: January 27, 2009	By:	/s/ Cameron Nelson
		Name:	Cameron Nelson
		Title:	Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of QLT Inc., dated January 27, 2009.